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               MOTOROLA AUTHORIZED TWO-WAY RADIO DEALER AGREEMENT

This Motorola Authorized Two-Way Radio Dealer Agreement including its attachments ("Agreement") is made and entered into as of the Agreement Date, as defined below, at Schaumburg, Illinois, by and between MOTOROLA, INC., a Delaware Corporation having its principal place of business at 1301 E. Algonquin Road, Schaumburg, Illinois 60196 ("Motorola") and CHAMPION COMM. SERVICES, INC., A Corporation (cross out two) of the State of DELAWARE having its principal place of business at Houston, Texas ("Dealer").

WHEREAS, for many years Motorola has sold certain communications products through a direct sales force of Motorola employees, which it has developed and supported at great expense; and

WHEREAS, Motorola intends to continue direct distribution to customers of communications equipment and services which because of business or technological reasons should, in Motorola's judgment, be served by Motorola; and

WHEREAS, Motorola also desires to expand its distribution system to include Dealer and other resellers to solicit other customers and develop other markets.

THEREFORE, it is hereby agreed as follows:

1. TERM

The initial term of this Agreement shall commence as of the Agreement Date and shall continue for an initial term which expires on December 31 of the calendar year that the Agreement Date occurs in, unless sooner terminated as provided in this Agreement. Thereafter, this Agreement shall renew automatically for successive one-year additional terms unless a written notice of non-renewal is sent by either party no less than thirty (30) days prior to the expiration date of the initial or successive term or unless otherwise terminated pursuant to the terms of this Agreement.

Nothing contained in this Agreement shall be deemed to create any express or implied obligation on either party to renew or extend this Agreement or to create any right to continue this Agreement on the same terms and conditions contained herein. Dealer understands that Motorola intends to review its distribution strategy and the terms and conditions of this Agreement on an ongoing basis.

2. PRODUCTS, PRICES, RETAIL SALE ONLY, FINDER FOR SELECTED SERVICES AND DEALER LOCATION

(a) During the term of this Agreement, Dealer agrees to purchase and Motorola agrees to sell, in accordance with the terms and conditions of this Agreement, selected Motorola manufactured and non-Motorola manufactured communications products ("Products") as listed in the then current Motorola Authorized Two-Way Radio Dealer Price Book ("Dealer Price Book").

(b) Motorola appoints Dealer as a finder, in accordance with the terms and conditions of this Agreement for the sale of Motorola network services contracts ("Network Services") and Motorola maintenance service agreements ("Maintenance").

(c) As further consideration for Motorola entering into this Agreement Dealer shall promptly refer all inquiries and leads concerning other Motorola products and services not listed in the Dealer Price Book to such Motorola office as may be designated by Motorola.

(d) The Dealer Price Book and Attachment B-Finder's Terms will be published by Motorola from time to time to keep Dealer informed about products and services available, current prices of those products and services to Dealer, available discounts, delivery schedules and other terms and conditions of sale and doing business with Motorola. Dealer agrees that the entire contents of the Dealer Price Book and Attachment B-Finder's Terms are subject to change or withdrawal at any time at the sole discretion of Motorola and, when written notice of said changes or withdrawals has been sent to Dealer by Motorola, all earlier inconsistent or withdrawn contents shall be automatically superseded from and after the effective date stated in such notices. Motorola may withdraw or change the Dealer Price Book and Attachment B-Finder's Terms and the design or specifications for the Products, at any time, in any way, without any liability or obligations to Dealer or its customers.

(e) Dealer specifically acknowledges the existence of other products, product lines and services of Motorola and agrees and consents to the limitation of this Agreement solely to the Products, Network Services, and Maintenance as listed in the Dealer's Price Book and Attachment B-Finder's Terms. Dealer also specifically acknowledges that Motorola distributes various products and services by other contractual relationships, and Dealer agrees that nothing contained in this Agreement shall be deemed to create any express or implied obligation on Motorola to establish any such other contractual relationship with Dealer.

(f) Dealer agrees to limit its distribution of the Products purchased under this Agreement to direct sale by Dealer to customers at retail for end use as limited by the terms and conditions of this Agreement. Dealer shall sell the Products and offer Network Services and Maintenance only from the Dealer's location written above or such other location as is expressly authorized, in writing, by an authorized Motorola Division General Manager. Dealer shall not appoint any sales agent or representative (other than its employees) in connection with the performance of this Agreement; provided, however, Motorola, in its sole discretion upon a duly executed amendment to this Agreement, may allow Dealer to appoint specified agents to seek sales of the Products within Dealer's Area and promotion of Network Services and Maintenance where defined in Attachment B-Finder's Terms.

3. SUPPLEMENTARY TERMS AND CONDITIONS, PASS THROUGH PROVISIONS

Dealer agrees that the Supplementary Terms and Conditions contained in Attachment C are incorporated into this Agreement by this reference. Dealer acknowledges that certain of the provisions contained in Attachment C are, by their sense and context, intended for the end user customer who will acquire one or more of the Products from Dealer. For each such provision in Attachment C, Dealer agrees that both prior to and as part of each transaction between it and its customer, Dealer will notify its customer of the specific requirements, rights, duties and limitations contained in the Warranty/Warranty Disclaimer, Software License and Software Warranty/Warranty Disclaimer, Patent, Copyright and Trademarks, FCC and Other Governmental Matters provisions in Attachment C, and any other provisions Motorola may from time to time notify Dealer are required.

4. DEALER A NON-EXCLUSIVE DEALER

Dealer is a non-exclusive dealer. Dealer specifically acknowledges the right of Motorola in Motorola's sole and unrestricted discretion, without any liability or obligation to Dealer, to appoint additional dealers or finders and/or make direct or indirect sale or distribution of any Motorola products or services, similar or dissimilar, or any non-Motorola products or services in Dealer's defined area of primary marketing responsibility and elsewhere, anytime and to anyone.

5. CONFIDENTIALITY

During and for three years after the termination or expiration of this Agreement, Dealer shall maintain in strict confidence all information disclosed to Dealer by Motorola or others, including, but not limited to, the contents of Dealer's Price Book and Attachment B-Finder's Terms and all revisions thereof, all price and marketing information, customer lists, drawings, technical information and data, and other information of any nature relating to all Motorola products and services or the sale or distribution thereof. All information disclosed by Motorola hereunder and information Dealer obtains in connection with this Agreement shall be used solely in furtherance of the distribution of Motorola Products and services.

6. AREA OF PRIMARY MARKETING RESPONSIBILITY FOR PRODUCTS

Dealer agrees that its defined role in Motorola's distribution system is necessary in order to encourage Motorola, Dealer, and Motorola's other dealers, distributors and resellers to make the distribution efforts necessary to expand Motorola's distribution of Products and to provide the highest levels of customer satisfaction. Accordingly, Dealer agrees to use its best efforts to



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promote, sell and service the Products within the territory described on
Attachment A-Area of Primary Marketing Responsibility for Products, then in effect ("Area"). Dealer acknowledges that while it may sell Products to customers for end use by those customers outside of Dealer's Area, Dealer's sales volume performance as a distributor of the Products will be evaluated based only on its sales volume performance of sales to customers for use in Dealer's Area. Dealer's use of its best efforts within the Area is essential to the continuation of this Agreement. Motorola may modify Dealer's Area by revising Attachment A-Area of Primary Marketing Responsibility for Products from time to time without any liability or obligation to Dealer.

Sales to the U.S. Government: Any direct or indirect distribution, transshipment and/or sale of Products by Dealer to the United States Government or any of its departments, agencies or subdivisions is prohibited.

Sales outside of the United States: Any direct or indirect distribution, transshipment and/or sale of Products by Dealer outside of the United States is prohibited.

7.      SALES PERFORMANCE

(a) Best Efforts: Dealer agrees to use and devote its best efforts during any term of this Agreement to actively promote Network Services, and Maintenance and actively promote and sell the Products to maximize the sale at retail to end users in Dealer's Area in accordance with this Agreement. Regarding the promotion of Network Services, Dealer shall inform each customer of the radio frequency ("RF") coverage area for each SMR and/or CR as listed in Attachment B-Finder's Terms using only RF coverage maps supplied to Dealer by Motorola.

(b) Permitted and Prohibited Advertising: Dealer's sales and service personnel shall be kept properly informed by Dealer as to all of the advertising and marketing programs and policies of Motorola and shall pursue said programs and policies in a manner reflecting the high standards, valuable goodwill and business reputation of Motorola. To assist Dealer in promoting sales of the Products, Motorola may furnish such promotional literature and other advertising aids as Motorola deems necessary.

Motorola may advertise and promote the Products and Motorola may use Dealer's name in such advertising and promotions.

Due to such things as the importance of customer contact in connection with the sales of the Products, Dealer shall not promote, advertise, or sell the Products outside of Dealer's Area through mail order, phone bank solicitation, catalog sales or similar activities.

(c) Performance Standards: Motorola will evaluate Dealer's performance with respect to the sale of Products, Network Services and Maintenance primarily on the basis of Dealer's sales volume and promotional efforts. Sales volume shall be measured by total number of units and/or total dollar sales per year of Products sold by Dealer to customers for use in Dealer's Area and by total number of units and/or total dollar revenues of Network Services and Maintenance sold by Dealer pursuant to Attachment B-Finder's Terms and in this Agreement. Motorola may, in its sole discretion, establish reasonable sales objectives for Dealer for each contract term and may consider those objectives, among other factors, in evaluating Dealer's sales performance. Dealer shall achieve the performance standards set forth on Attachment D-Performance Standards for Sales of Products, Network Services and Maintenance, for all time periods set forth in said attachment. No later than sixty (60) days prior to the expiration of the initial and any subsequent term of this Agreement, Motorola shall provide performance standards for any subsequent twelve (12) month term or other time period of this Agreement. If Motorola does not provide new performance standards, within the time provided in the preceding sentence, the previous year's standards shall apply on a prorated basis until such time as the new performance standards are provided to Dealer. Notwithstanding such revisions of performance standards, the remaining provisions of this Agreement shall remain in full force and effect. Dealer agrees that the provisions of this Paragraph are essential, fair and reasonable and that Dealer's failure to meet a performance standard shall be grounds for termination of this Agreement.

(d) Dealer Marketing Reports: Dealer shall provide to Motorola by the first Wednesday of each month during any term of this Agreement, a marketing report ("Dealer Marketing Report") by customer name setting forth the number of units of each Product sold by Dealer during the preceding month, including dollar volume of sales by ultimate destination zip code, customer Standard Industrial Code ("SIC"), or other categories or industry groupings requested by Motorola. The Dealer Marketing Report Form shall also set forth the customer name and monthly units and dollar volume of Motorola Network Services and Maintenance sold during the same period. Dealer shall provide said information by completing and sending to Motorola a marketing report in whatever form requested by Motorola. The current form of marketing report is attached as Attachment E-Dealer Marketing Report Form.

(e) Forecast: During the term of this Agreement, Dealer shall provide Motorola, in a form to be provided by Motorola, a monthly usage forecast to assist Motorola in maintaining an orderly production flow for the purpose of meeting Dealer's delivery requirements. Dealer's failure to provide such information may be considered cause by Motorola for excusable delivery delay.

(f) Inspection of Dealer's Facilities: Motorola may inspect Dealer's facilities and operations as related to Dealer's performance under this Agreement during normal business hours and without prior notice.

8.      ETHICAL PRACTICES

Motorola has historically depended on product quality and superiority, combined with outstanding support capability, to market its products throughout the world. Motorola believes it can continue to grow and to prosper without succumbing to legally questionable or unethical demands or practices. Dealer agrees to conduct its business in an ethical manner.

9.      PRODUCT PURCHASES DO NOT INCLUDE COMMUNICATIONS SERVICES

Dealer agrees that its purchase of Products under this Agreement does not include communications services such as Specialized Mobile Radio ("SMR"), community repeater ("CR") or other communications services. Dealer or the end user must enter into separate agreements with the service provider(s) to obtain such services. MOTOROLA DISCLAIMS LIABILITY FOR RANGE, COVERAGE, AVAILABILITY OR OPERATION OF ANY COMMUNICATIONS SYSTEM.

10.     PARTY RELATIONSHIP

This Agreement does not create an agency, joint venture or partnership between Dealer and Motorola. Neither party shall impose or create any obligation or responsibility, express or implied, or make any promises, representations or warranties on behalf of the other party, other than as expressly provided herein. Nothing in this Agreement shall be construed so as to make Dealer, its employees or agents an employee of Motorola, and Dealer shall not be entitled to participate in any of Motorola's employee benefit programs. Motorola shall not be liable to pay wages, withhold any taxes, provide any insurance, or otherwise be obligated as an employer. Motorola shall not be responsible to any of the various governmental agencies for Worker's Compensation Insurance or any other type of employee insurance, withholding taxes, or social security taxes for Dealer, employees or other agents of Dealer.

The relationship created by this Agreement is not intended by the parties to constitute the granting of a franchise to Dealer by Motorola, and no federal state or local franchise statute, law, regulation or rule is intended by the parties to apply to such relationship; nor shall any such franchise statute, law, regulation or rule be deemed or construed to apply to the formation, operation, administration, termination or expiration of this Agreement. Dealer expressly acknowledges and confirms that it has not paid and will not pay any fee to Motorola in connection with this Agreement, and that none of the terms, conditions or amounts provided for in this Agreement can be characterized to constitute such a fee.

11.     TERMINATION

This Agreement may be terminated:

(a) By either party, without cause and for its convenience, upon thirty (30) days prior written notice to the other party at any time after the expiration of the first one-hundred and twenty (120) days of the initial term; or

(b) By Motorola at any time upon the occurrence of any of the following events:

        (1) Dealer's failure to meet the sales performance standards set forth in Paragraph 7, Sales Performance;

        (2) a change in the control, management or ownership of Dealer which in Motorola's sole opinion is unacceptable to Motorola;

        (3) Dealer's ceasing to function as a going concern, declaring bankruptcy, having a receiver for it appointed, or otherwise taking advantage of any insolvency law;

        (4) Dealer's failure to cure any breach of this Agreement within fifteen (15) days after Motorola's written notification to Dealer of such breach;
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        (5)     any untrue statement of a material fact, or omission to state a material fact in any communication provided by Dealer to anyone in connection with this Agreement, its terms, conditions or amounts, the performance of this Agreement or any Motorola products or services referred to by this Agreement;

        (6) Dealer's engaged in any act or failure to act related to the subject matter of this Agreement which is determined to be illegal or an unfair or deceptive trade practice in violation of any applicable federal, state or local law, or which in the opinion of counsel to Motorola constitutes such an illegal, unfair, or deceptive act or practice;

        (7) any unauthorized use by Dealer of any sales agent or representative in connection with the performance of this Agreement;

        (8) receipt of customer complaints which, in Motorola's sole opinion, indicate that Dealer is not achieving Motorola's standards of total customer satisfaction;

        (9) Dealer's failure to conduct its business in an ethical manner as required by Paragraph 8 - Ethical Practices.

12. EFFECT OF TERMINATION OR EXPIRATION

IF THIS AGREEMENT IS TERMINATED OR EXPIRES, OR IF MOTOROLA CANCELS ANY OF DEALER'S ORDERS FOR THE PRODUCTS WHICH REMAIN UNDELIVERED ON THE EFFECTIVE DATE OF ANY TERMINATION OR EXPIRATION OF THIS AGREEMENT, EACH SUCH ACT OR OCCURRENCE, AS APPLICABLE, IN AND OF ITSELF OR IN COMBINATION, CANNOT OPERATE TO CREATE A CLAIM IN DEALER AGAINST MOTOROLA FOR ANY DAMAGES WHATSOEVER (INCLUDING, BUT NOT LIMITED TO, ANY CLAIM FOR LOSS OF PROFITS OR PROSPECTIVE PROFITS) WHICH ARE IN ANY WAY RELATED TO THE SALE OR PURCHASE OF PRODUCTS OR SERVICES UNDER THIS AGREEMENT.

(b) All sums owed by either party to the other shall become due and payable immediately upon termination or expiration of this Agreement.

(c) Upon termination or expiration of this Agreement, Dealer shall, within five (5) working days of such termination or expiration, deliver to such address as Motorola shall specify all Motorola property, including, but not limited to, all equipment, customer data, software items, catalogs, drawings, designs, engineering photographs, samples, literature, sales aids and any confidential business information and trade secrets of Motorola in Dealer's possession along with all copies.

(d) Upon termination or expiration of this Agreement, Motorola shall be relieved of any obligation to make any further shipments under this Agreement and, with respect to termination, may cancel all of Dealer's unshipped orders for the Products, irrespective of previous acceptance by Motorola. Motorola shall have no obligation or liability to Dealer, its prospective customers or any other party in connection with any such cancellations.

(e) Motorola's acceptance of any order by Dealer for Products or customer order submitted by Dealer for Network Services or Maintenance after the termination or expiration of this Agreement shall not be construed as a renewal or extension of this Agreement, nor as a waiver of termination or expiration of this Agreement.

(f) The terms, provisions, representations and warranties contained in this Agreement that by their sense and context are intended to survive the performance thereof by either or both parties shall so survive the completion of performances and termination or expiration of this Agreement, including without limitation the making of any and all payments due under this Agreement.

13. OPTION TO REPURCHASE PRODUCTS

(a) Upon any termination or expiration of this Agreement, Dealer shall notify Motorola in writing of its currently existing inventory of Products and Motorola shall have the option, but not the obligation, to repurchase on the basis of last purchased by Dealer being the first repurchased by Motorola, all or any part of Dealer's remaining inventory of Products at the net price paid to Motorola for such inventory of Motorola's price for such Products to its other dealers at the time of such repurchase, whichever is lower. Said option may be exercised upon written notice to Dealer mailed with fourteen (14) days following the receipt by Motorola of Dealer's written inventory report. Upon exercise of said option to repurchase, Motorola and Dealer shall take an inventory of all Products in control of Dealer.

(b) Upon any termination or expiration of this Agreement, prior to selling Products in its control to any third party, Dealer shall first have offered in writing to sell such Products to Motorola for the lower of Dealer's net purchase price or the price offered by such third party, and Motorola shall have refused to accept such offer within ten (10) days after receipt thereof.

(c) In the event Motorola exercises its option to repurchase all or any part of Dealer's inventory of Products, Dealer hereby agrees to sell such inventory to Motorola as of the date of termination or expiration of this Agreement, and to deliver the same immediately upon such termination, at Motorola's sole cost and expense, to such place(s) as Motorola shall designate, free and clear of any liens or encumbrances thereon, undamaged and in the original and unopened packaging therefor.

(d) Motorola shall pay Dealer for the inventory of Motorola Products repurchased within thirty (30) days after receipt of said Motorola Products by Motorola. Motorola shall have the right to offset against any monies payable hereunder for repurchased Products any monies that are due and owing from Dealer to Motorola as of the date any such payment is due.

14. MOTOROLA FINDER FOR DEALER NETWORK SERVICES

If Dealer owns or manages any communications Network Services systems, such as SMRs and CRs, within the United States, Dealer appoints Motorola, subject to Motorola's express written acceptance, as a finder for such services under the same terms and conditions under which Dealer is a finder for Motorola of Network Services under this Agreement.

15. WAIVER

The failure of either party to insist in any one or more instances upon the performance of any of the terms, covenants, or conditions in this Agreement or to exercise any right under this Agreement, shall not be construed as a waiver or relinquishment of the future performance of any such term, covenant, or condition or the future exercise of any such right, and the obligation of each party with respect to such future performance or future exercise of any such right shall continue in full force and effect.

16. MOTOROLA COMMUNICATION PRODUCTS
    RESELLER AGREEMENT TERMINATED

        In consideration of Motorola entering into this Agreement, Dealer agrees that any existing Motorola Communication Products Reseller agreement between Dealer and Motorola for the sale of Motorola branded products is terminated upon the execution of this Agreement in accordance with all the terms and conditions of any such Motorola Communication Products Reseller agreement. Any software license agreements between Dealer and Motorola entered into in connection with such Reseller agreement are also terminated.

17. LIMITATIONS

(1) LIMITATION OF LIABILITY. EXCEPT FOR PERSONAL INJURY AND EXCEPT AS PROVIDED FOR IN ATTACHMENT C IN THE SECTION "PATENT, COPYRIGHT AND TRADEMARKS", MOTOROLA'S TOTAL LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT WHETHER FOR BREACH OF CONTRACT, WARRANTY, MOTOROLA'S NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE, IS LIMITED TO THE PRICE OF THE PARTICULAR PRODUCTS SOLD HEREUNDER WITH RESPECT TO WHICH LOSSES OR DAMAGES ARE CLAIMED. DEALER'S SOLE REMEDY IS TO REQUEST MOTOROLA AT MOTOROLA'S OPTION TO EITHER REFUND THE PURCHASE PRICE, OR REPAIR OR REPLACE PRODUCTS THAT ARE NOT AS WARRANTED, IN NO EVENT, WHETHER FOR BREACH OF CONTRACT, WARRANTY, MOTOROLA'S NEGLIGENCE, STRICT LIABILITY IN TORT, OR OTHERWISE, WILL MOTOROLA BE LIABLE FOR INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, FRUSTRATION OF ECONOMIC OR BUSINESS EXPECTATIONS, LOSS OF PROFITS, LOSS OF DATA, COST OF CAPITAL, COST OF SUBSTITUTE PRODUCT(S), FACILITIES OR SERVICES, DOWNTIME COST OR ANY CLAIM AGAINST DEALER BY ANY OTHER PARTY.

(2) INSURANCE. IT IS FURTHER UNDERSTOOD THAT MOTOROLA IS NOT AN INSURER AND THAT DEALER SHALL OBTAIN ALL INSURANCE, REQUIRED BY THIS AGREEMENT AND THAT MOTOROLA DOES NOT REPRESENT OR WARRANT THAT MOTOROLA PRODUCTS WILL AVERT OR PREVENT OCCURRENCES, OR THE CONSEQUENCES THEREFROM, WHICH ARE MONITORED, DETECTED OR CONTROLLED WITH USE OF THE PRODUCTS.

(3) TIME TO SUE. EXCEPT FOR MONEY DUE UPON AN OPEN AC-



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COUNT, NO ACTION SHALL BE BROUGHT FOR ANY BREACH OF THIS AGREEMENT MORE THAN
TWO (2) YEARS AFTER THE ACCRUAL OF SUCH CAUSE OF ACTION EXCEPT WHERE A SHORTER LIMITATION PERIOD IS PROVIDED BY APPLICABLE LAW.

(4) NO REPRESENTATIONS. THE ISSUANCE OF INFORMATION, ADVICE, APPROVALS, INSTRUCTIONS OR COST PROJECTIONS BY MOTOROLA'S SALES PERSONNEL OR OTHER REPRESENTATIVES SHALL BE DEEMED EXPRESSIONS OF PERSONAL OPINION ONLY AND SHALL NOT AFFECT MOTOROLA'S AND DEALER'S RIGHTS AND OBLIGATIONS HEREUNDER UNLESS THE SAME IS IN WRITING AND SIGNED BY AN AUTHORIZED MOTOROLA DIVISION GENERAL MANAGER WITH THE EXPLICIT STATEMENT THAT IT CONSTITUTES AN AMENDMENT TO THIS AGREEMENT.

18. GENERAL

(a) All Attachments and the Dealer Price Book and any and all deletions, additions and revisions thereto, are incorporated into this Agreement and made a part hereof.

(b)  This Agreement can be amended as follows:

     (i) any additions, deletions, amendments or changes ("modification") to the Dealer Price Book, or Attachments (other than Attachment C-Supplementary Terms and Conditions) can be unilaterally made by Motorola; Dealer's failure to terminate this Agreement when it is sent notice of the modification shall be deemed Dealer's consent to the modification, and this Agreement shall be deemed amended accordingly; or,

     (ii) any other additions, deletions, amendments or changes to this Agreement must be in writing and signed by an authorized Motorola Division General Manager and Dealer.

(c) Dealer acknowledges that it has read and understands these terms and conditions and agrees to be bound by them, and that this Agreement, including the Attachments and the Dealer Price Book, is the complete and exclusive statement of the agreement between the parties and supersedes all proposals, oral or written, and all other communications between the parties relating to the subject matter hereof.

(d) This Agreement is binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, executors, legal representatives, successors and assigns. Dealer may not assign or subcontract this Agreement or any interest herein, including, without limitation, rights and duties of performance, without the express prior written consent of an authorized Motorola Division General Manager.

(e) If any provision of this Agreement is contrary to, prohibited by or held invalid by any law, rule, order or regulation of any government or by the final determination of any state or federal court, such invalidity shall not affect the enforceability of any other provisions not held to be invalid.

(f) Section and paragraph headings used in this Agreement are for convenience only and are not to be used to construe the provisions of this Agreement.

(g) THIS AGREEMENT IS DEEMED BY THE PARTIES TO HAVE BEEN ENTERED INTO IN ILLINOIS; AND THIS AGREEMENT'S INTERPRETATION, CONSTRUCTION AND THE RIGHTS, DUTIES AND REMEDIES FOR ITS ENFORCEMENT OR BREACH ARE TO BE DECIDED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

Motorola and Dealer will attempt to settle any claim or controversy arising out of this Agreement through consultation and negotiation in good faith and a spirit of mutual cooperation. If those attempts fail, then the dispute will be mediated by a mutually acceptable mediator to be chosen by Motorola and Dealer within thirty (30) days after written notice by one of us demanding non-binding mediation. Neither one of us may unreasonably withhold consent to the selection of a mediator, and Motorola and Dealer will share the costs of the mediation equally. By mutual agreement, however, Motorola and Dealer may postpone mediation until we have completed some specified but limited discovery about the dispute. The parties may also agree to replace mediation with some other form of non-binding alternate dispute resolution ("ADR").

Any dispute which we cannot resolve between us through negotiation or mediation within two (2) months of the date of the initial demand for it by one of us may then be submitted to a court located in Illinois for resolution. Both Motorola and Dealer consent to jurisdiction over it by such a court. The use of any ADR procedures will not be construed under the doctrine of laches, waiver or estoppel to affect adversely the rights of either party. Nothing will prevent either of us from resorting to the judicial proceedings mentioned in this paragraph if (a) good faith efforts to attempt resolution of the dispute under these procedures have been unsuccessful or (b) interim relief from the court is necessary to prevent serious and irreparable injury to one of the parties or to others.

(h) If Dealer is a corporation, the Attestation should be completed, the corporate seal affixed and a witness is not necessary. If Dealer is an individual or a partnership, the Attestation should not be completed, but a witness should sign.

(i) Notices: Any notice required or permitted herein shall be in writing and shall be hand delivered or mailed, postage fully prepaid, properly addressed to the party to be notified at the address shown below or the last known address given by such party to the other. Any such notice shall be considered to have been given when hand delivered or on the second business day after it has been deposited in the mail in the manner herein provided.

(j) Acceptance: This Agreement is an offer by Dealer to Motorola to be appointed as a dealer as set forth in this Agreement. This Agreement shall not become a binding contract between Dealer and Motorola until two (2) days after the date Motorola accepts this Agreement by sending Dealer a fully executed copy of the Agreement from the office of the Motorola Division General Manager authorized to make such appointments in the geographic area Dealer is located in ("Agreement Date"). No act or omission regarding this Agreement or its performance by anyone, including Dealer or Motorola, which occurs prior to the Agreement Date can be characterized by anyone to either constitute acceptance of this Agreement by Motorola or otherwise create a claim in anyone related in any way to the subject matter of this Agreement.

19. ATTACHMENTS

The following attachments are attached hereto and made a part hereof.

A.  Area of Primary Marketing Responsibility for Products
B.  Finder's Terms
C.  Supplementary Terms and Conditions
D.  Performance Standards For Sales of Products, Network Services and
    Maintenance
E.  Dealer Marketing Report Form
F.  Dealer Product Order Form
G.  Uniform Commercial Code UCC-1

The parties deem this Agreement to be executed by their duly authorized representatives on the Agreement Date.

MOTOROLA, INC.                                DEALER

By: Leo Ziminsky                              By: David A. Terman
    ------------------------------                -----------------------------
      (Authorized Signature)                        (Authorized Signature)

Signature Date   Nov. 8, 1994
               -------------------

Print Name: Leo Ziminsky                      Print Name: David A. Terman
            ----------------------                        ---------------------
            V.P. and General Manager

Title: Division General Manager               Print Title: President
       ---------------------------                         --------------------

                  Witness or Attest:
-----------------

Print Motorola Address For Notices:           Print Dealer Address For Notices:

       Motorola                                   Champion Comm. Services, Inc.
-----------------------------------           ---------------------------------
       RPG Distribution                           1111 Bagby #2121
-----------------------------------           ---------------------------------
       1000 Mittel Drive                          Houston, Tx. 77002
-----------------------------------           ---------------------------------
       Wood Dale, IL 60191                              (SEAL)

                                      DEALER NAME: Champion Comm. Services, Inc.
                                                   -----------------------------
                                   AGREEMENT DATE:   9/22/94
                                                   -----------------------------
                                    REVISION DATE:
                                                   -----------------------------


               MOTOROLA AUTHORIZED TWO-WAY RADIO DEALER AGREEMENT

                                  ATTACHMENT A

             AREA OF PRIMARY MARKETING RESPONSIBILITY FOR PRODUCTS



AREA OF PRIMARY MARKETING RESPONSIBILITY FOR PRODUCTS

     Dealer's area of primary marketing responsibility for Products shall be the following counties:

Harris, Waller, Montgomery, Liberty, Chambers, Galveston, Brazoria, Fort Bend,
------------------------------------------------------------------------------
& Austin, Texas, & Walker County, Texas.
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                      DEALER NAME: Champion Comm. Services, Inc.
                                                   -----------------------------
                                       CITY/STATE: Houston, Tx.
                                                   -----------------------------
                                   AGREEMENT DATE:  9/22/94
                                                   -----------------------------
                                    REVISION DATE:
                                                   -----------------------------


               MOTOROLA AUTHORIZED TWO-WAY RADIO DEALER AGREEMENT
                                  ATTACHMENT B
                                 FINDER'S TERMS

1. GENERAL FINDER TERMS AND CONDITIONS.

The following terms and conditions apply to Dealer's appointment as a finder for Network Services and Maintenance:

(a) Except only in cases where the Dealer as finder has prior written approval from Motorola to use different prices, the Dealer shall solicit and take all orders for Network Services and Maintenance at the prices designated by Motorola which are then current at the time of taking the order. Motorola shall have the right to change these prices at any time.

(b) All customer orders must be taken on Motorola's then current applicable standard contract signed by the customer and shall state that it is an offer to purchase and will not become binding until accepted by Motorola. Prior to the taking of an order, Dealer as finder shall provide any applicable warranty(s), license(s) and coverage maps to the customer as required by this Agreement. Motorola may also establish other order entry procedures. Verbal orders will not be accepted.

(c) Dealer in its capacity as a finder is not a distributor or purchaser of Maintenance and Network Services and shall have no right to purchase same.

(d) Motorola will invoice customers directly for Network Services and Maintenance and payment therefor will be made directly to Motorola by the customer. Under no circumstance will Motorola invoice the Dealer for a customer's order, and the Dealer shall not receive or accept any payments from the customer except by check or money order referencing the specific order and made payable to Motorola, Inc.

(e) Motorola reserves the right to exercise its sole determination of the acceptability of a customer order from a credit, financial, legal or any other standpoint. Motorola's failure to accept a customer order or its failure or delay in the performance of any contract once accepted shall not operate to give or create in the Dealer any claim for damages or cause of action of any kind against Motorola, any subsidiary or any employee or officer thereof.

(f) Compensation as Finder:

    (1) Motorola shall not be responsible for nor will it provide any part of the Dealer's expenses as a finder. Dealer's sole compensation as a finder shall be the finder's fee set forth in this Attachment B. A finder fee will not be paid on sales, use, retailers, occupation and similar taxes.

    (2) In no event will any finder fee be paid to the Dealer on orders procured by the Dealer from potential Network Services or Maintenance customers not approved for Dealer's solicitation or outside the locations assigned for the applicable Network Services and Maintenance as defined in this Attachment B.

    (3) All finder fees due at the time of termination of this Agreement shall be paid within thirteen (13) days of termination or expiration, and fees that become due after termination shall be paid within thirteen (13) days of the date on which such fees become due.

2. NETWORK SERVICES FINDER'S FEE.

Motorola may unilaterally change the following Network Services finder's fees upon thirty (30) days written notice to Dealer. If the end user maintains service for less than six (6) months for reasons other than verifiable RF coverage or interference problems, Motorola may deduct all finders fees paid Dealer by Motorola for said end user from any other monies owed by Motorola to Dealer or debit any of Dealer's accounts with Motorola in the amount of said fees.

All SMR user agreements shall be offered by Dealer pursuant to the then current Motorola SMR user agreements as supplied to Dealer.

(a) SMR Systems:

While the Motorola Authorized Two-Way Radio Dealer Agreement remains in effect, Motorola will pay Dealer: a one-time fee of $100.00 for dispatch service and a one-time fee of $150.00 for duplex interconnect service (where available) per unit of new Motorola user primary equipment sold to an end user by Dealer that is added to the SMR systems listed below. Fee payments will be made within thirty (30) days after Motorola's receipt from the end user of the initial payment for the Network Services.









Dealer shall only offer Network Services on the below-listed SMRs:

System No.            SMR Call Sign          City             State
----------            -------------          ----             -----

-----------------------------------------------------------------------------
Those Counties as listed on Attachment "A"
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

(b) Community Repeaters:

While the Motorola Authorized Two-Way Radio Dealer Agreement remains in effect, Motorola will pay to Dealer a one-time fee of $30.00 per unit of new end user Motorola equipment sold to an end-user by Dealer that is added by Dealer to the community repeaters listed below. Fee payments will be made within thirty (30) days after Motorola's receipt from the end user of the initial payment for the Network Services.

Dealer shall only offer Network Services on the below-listed CRs:

      CR                       City                      State
      --                       ----                      -----

-----------------------------------------------------------------------------
Those Counties as listed on Attachment "A"
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                                         (See other side for additional terms)

3. MAINTENANCE FINDER'S FEE:

(a) Dealer will be paid a Maintenance finder's fee of eight and three/tenths percent (8.3%) (one month) of the first year's service dollar amount for each Motorola Service Agreement sold. Five percent (5%) of the yearly service dollar amount will be paid to Dealer for each year thereafter that the Service Agreement remains in force with Motorola. All Motorola Service Agreements shall be offered by Dealer pursuant to the then current Motorola Service Agreement form as supplied to Dealer by Motorola.

(b) Finder's fees shall be due thirty (30) days after receipt by Motorola from the end user of the initial payment for each year. Finder's fees shall only be paid on Service Agreements while in force and during the term of the Motorola Authorized Two-Way Radio Dealer Agreement. Finder's fees paid on Motorola Service Agreements which fail to remain in force for a period of twelve (12) months or which are in force at the termination or expiration of the Motorola Authorized Two-Way Radio Dealer Agreement will be prorated and Dealer shall return any overpayment to Motorola.

(c) Dealer shall only offer Motorola Service Agreements to end users located in the following counties:

Those Counties as listed on Attachment "A"
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                                DEALER NAME: Champion Comm. Services, Inc.
                                             -------------------------------
                                 CITY/STATE: Houston, TX.
                                             -------------------------------
                             AGREEMENT DATE: 9/22/94
                                             -------------------------------
                              REVISION DATE: 10/24/94
                                             -------------------------------


               MOTOROLA AUTHORIZED TWO-WAY RADIO DEALER AGREEMENT
                                  ATTACHMENT B
                                 FINDER'S TERMS

1. GENERAL FINDER TERMS AND CONDITIONS

The following terms and conditions apply to Dealer's appointment as a finder for Network Services and Maintenance:

(a) Except only in cases where the Dealer as finder has prior written approval from Motorola to use different prices, the Dealers shall solicit and take all orders for Network Services and Maintenance at prices designated by Motorola which are then current at the time of taking the order. Motorola shall have the right to change these prices at any time.

(b) All customer orders must be taken on Motorola's then current applicable standard contract signed by the customer and shall state that it is an offer to purchase and will not become binding until accepted by Motorola. Prior to the taking of an order, Dealer as finder shall provide any applicable warranty(s), license(s) and coverage maps to the customer as required by this Agreement. Motorola may also establish other order entry procedures. Verbal orders will not be accepted.

(c) Dealer in its capacity as a finder is not a distributor or purchaser of Maintenance and Network Services and shall have no right to purchase same.

(d) Motorola will invoice customers directly for Network Services and Maintenance and payment therefor will be made directly to Motorola by the customer. Under no circumstances will Motorola invoice the Dealer for a customer's order, and the Dealer shall not receive or accept any payments form the customer except by check or money order referencing the specific order and made payable to Motorola, Inc.

(e) Motorola reserves the right to exercise its sole determination of the acceptability of a customer order from a credit, financial, legal or any other standpoint. Motorola's failure to accept a customer order or its failure or delay in the performance of any contract once accepted shall not operate to give or create in the Dealer any claim for damages or cause of action of any kind against Motorola, any subsidiary or any employee or officer thereof.

(f)     Compensation as Finder:

        (1) Motorola shall not be responsible for nor will it provide any part of the Dealer's expenses as a finder. Dealer's sole compensation as a finder shall be the finder's fees set forth in this Attachment
             B. A finder fee will not be paid on sales, use, retailers, occupation and similar taxes.

        (2) In no event will any finder fee be paid to the Dealer on orders procured by the Dealer from potential Network Services or Maintenance customers not approved for Dealer's solicitation or outside the locations assigned for the applicable Network Services and Maintenance as defined in this Attachment B.

        (3) All finder fees due at the time of termination of this Agreement shall be paid within thirteen (13) days of termination or expiration, and fees that become due after termination shall be paid within thirteen (13) days of the date on which such fees become due.

2. NETWORK SERVICES FINDER'S FEE.

Motorola may unilaterally change the following Network Services finder's fees upon thirty (30) days written notice to Dealer. If the end user maintains service for less than six (6) months for reasons other than verifiable RF coverage or interference problems, Motorola may deduct all finders fees paid Dealer by Motorola for said end user from any other monies owned by Motorola to Dealer or debit any of Dealer's accounts with Motorola in the amount of said fees.

All SMR user agreements shall be offered by Dealer pursuant to the then current Motorola SMR user agreements as supplied to Dealer.

(a) SMR Systems:

While the Motorola Authorized Two-Way Radio Dealer Agreement remains in effect, Motorola will pay Dealer: a one-time fee of $100.00 for dispatch service and a one-time fee of $150.00 for duplex interconnect service (where available) per unit of new Motorola user primary equipment sold to an end user by Dealer that is added to the SMR systems listed below. Fee payments will be made within thirty (30) days after Motorola's receipt from the end user of the initial payment for the Network Services.

Dealer shall only offer Network Services on the below-listed SMRs:

System No.         SMR Call Sign        City            State
----------         -------------        ----            -----


-------------------------------------------------------------------
See attached list
-------------------------------------------------------------------

-------------------------------------------------------------------
Page # 1 Houston 900 MHz Network
-------------------------------------------------------------------

-------------------------------------------------------------------
Page # 2 Houston Metro 800 Systems
-------------------------------------------------------------------

-------------------------------------------------------------------
Page # 3 Houston Rural 800 Systems
-------------------------------------------------------------------

-------------------------------------------------------------------


-------------------------------------------------------------------

(b) Community Repeaters:

While the Motorola Authorized Two-Way Radio Dealer Agreement remains in effect, Motorola will pay to Dealer a one-time fee of $30.00 per unit of new end user Motorola equipment sold to an end-user by Dealer that is added by Dealer to the community repeaters listed below. Fee payments will be made within thirty (30) days after Motorola's receipt from the end user of the initial payment for the Network Services.

Dealer shall only offer Network Services on the below-listed CRs:


     CR                    City                     State
     --                    ----                     -----


-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

                              (See other side for additional terms)

3.      MAINTENANCE FINDER'S FEE:

(a) Dealer will be paid a Maintenance finder's fee of eight and three/tenths percent (8.3%) (one month) of the first year's service dollar amount for each Motorola Service Agreement sold. Five percent (5%) of the yearly service dollar amount will be paid to Dealer for each year thereafter that the Service Agreement remains in force with Motorola. All Motorola Service Agreements shall be offered by Dealer pursuant to the then current Motorola Service Agreement form as supplied to Dealer by Motorola.

(b) Finder's fees shall be due thirty (30) days after receipt by Motorola from the end user of the initial payment for each year. Finder's fees shall only be paid on Service Agreements while in force and during the term of the Motorola Authorized Two-Way Radio Dealer Agreement. Finder's fees paid on Motorola Service Agreements which fail to remain in force for a period of twelve (12) months or which are in force at the termination or expiration of the Motorola Authorized Two-Way Radio Dealer Agreement will be prorated and Dealer shall return any overpayment to Motorola.

(c) Dealer shall only offer Motorola Service Agreements to end users located in the following counties:

Harris, Waller, Montgomery, Liberty,
Chambers, Galveston, Brazoria, Fort Bend,
Austin and Walker Counties, TX.

                          HOUSTON METRO 900MHz NETWORK

                                       CALL                                       ICO/     FREE            PASS
LOCATION/LICENSEE                      SYS#           SIGN          DISPATCH      HARK     MINS     ATB    THRU
-----------------                   ---------     -------------    ----------    ------   ------   -----  ------
ALLIED                                1A28                             15         25/5      0       .25      5
Motorola, Inc./                                      WNID263/
Trunked Mobile Radio, Inc.                           WNKL350

ALLIED                                1B10                             15         25/5      0       .25      5
Metrolink Mobile Tele., Inc./                        WNID219/
ANSA Comm., Inc.                                     WNKL369

ALLIED                                OF13           WNKX736           15         25/5      0       .25      5
Lyons Community Property Trust

ALLIED                                1C35                             15         25/5      0       .25      5
C & E Inc./                                          WNKL337/
Michael D. Longshore                                 WNKX719

WOODLANDS                             OE34           WNKL355           13         25/5      0       .25      5
Crane Enterprises, Inc.

BAYTOWN                               OD36           WNKL377           13         25        0       .25      5
Mobile Message Service of Texas, Inc.

HITCHCOCK                             OD29           WNKL373           13         25        0       .25      5
Leader Communications Inc.

ROSENBERG                             1A24           WNKX668           13         25/5      0       .25      5
Gloria Gordon

HEMPSTEAD                             2615           WNKL333           13         25/5      0       .25      5
Arvind Roy

ALVIN                                 1A1F           WNKL343           13         25/5      0       .25      5
CLW Communications Inc.

BRAZORIA                              OD37           WNKL349           13         25/5      0       .25      5
Motorola, Inc.

INTERCONTINENTAL AIRPORT              2BOE           WNKL394           13         25        0       .25      5
Motorola, Inc.

NOTES:
------
$25.00 Telephone includes Dispatch. Show published rate for Dispatch on contract and compute Interconnect rate as difference between Dispatch rate and $25.00.

                            PRICES EFFECTIVE 7/1/94

                      HOUSTON TRADE AREA (METRO SYSTEMS)

                                 CALL                        ICO/       FREE                 ROAMER
LOCATION/LICENSEE    SYS#        SIGN         DISPATCH       HARK       MINS       ATB       FLEET
-----------------    ----       -------       --------       ----       ----       ---       ------
HITCHCOCK TX         1006       WNAF809         18           30          0         .30       $10/1
Motorola, Inc.

HOUSTON/ALLIED TX    1423       WNAF881         18           30/5        0         .30       $10/1
Motorola, Inc.       DISPATCH AIRTIME BILLING: 150 FREE MIN/UNIT/.15/MIN.
                     AIRTIME IS CUMULATIVE FOR SYSTEM.

HOUSTON/HOU-GAL TX   121D       WNAF885         18           30/5        0         .30       $10/1
Leader Comm. Inc.    DISPATCH AIRTIME BILLING: 150 FREE MIN/UNIT/.15/MIN.
                     AIRTIME IS CUMULATIVE FOR SYSTEM.

HOUSTON I TX         013B       WZZ577          18           30/5        0         .30       $10/1
Motorola SMR, Inc.   DISPATCH AIRTIME BILLING: 150 FREE MIN/UNIT/.15/MIN.
                     AIRTIME IS CUMULATIVE FOR SYSTEM.

HOUSTON II TX        112C       WNAF893         18           30          0         .30       $10/1
Motorola SMR, Inc.   DISPATCH AIRTIME BILLING: 150 FREE MIN/UNIT/.15/MIN.
                     AIRTIME IS CUMULATIVE FOR SYSTEM.

MISSOURI CITY I TX   012A       KRR542          18           30          0         .30       $10/1
Motorola, Inc.

MISSOURI CITY II TX  1517       WNAF712         18           30          0         .30       $10/1
Motorola, Inc.

TAMINA TX            100F       WNAF873         18           30          0         .30       $10/1
Motorola, Inc.

BRAZORIA TX          1130       WNAF716         18           30/5        0         .30       $10/1
Motorola, Inc.

NOTES:
1. Interconnect fee in addition to Dispatch on primary system. Pass thru charge on primary (not to exceed $10.00) should be indicated on User Agreement.
2.      Show HARK charge as separate line on User Agreement.
3.      Subfleet $1.00 per subfleet per unit ($3.00 max).
4.      Private Conversation $1.00 per unit per system ($3.00 max).
5. Hook-up charges: $50 per customer for up to three SMR sites, $100 per customer for four or more sites. $100 reconnect fee if disconnected for non-payment.

ROAMERS
1. Must be primary user on one site to qualify for roamer rate, $1.00 pass thru charges on roamer systems. (applies to interconnect only)
2. Private Fleet (Dispatch) must be primary user on one site. $3.00 per unit per system. Private Fleet (Interconnect) $10.00 per unit per system in addition to dispatch, $.30 per minute, no free time.
3.      If primary on a MESMR, Primary rates will also be charged on MO/MCSMR.

                            PRICES EFFECTIVE 5/15/94

                       HOUSTON TRADE AREA (RURAL SYSTEMS)

                             CALL               ICO/   FREE           ROAMER
LOCATION/LICENSEE    SYS#    SIGN    DISPATCH   HARK   MINS   ATB     FLEET
-------------------------------------------------------------------------------
BAY CITY TX         1820     WNDH847    14      30/5     0    .30     $2/.30
Trunked Mobile Radio Systems

CAMERON TX          1908     WNHJ762    12      25      30    .25     $2/.30
Motorola, Inc.

CARTHAGE, TX        1E34     WNNM221    12      25/5     0    .15     $2/.30
Motorola, Inc.

COLUMBUS, TX        210B     WNKL311    12      25/5    30    .25     $2/.30
Trunked Mobile Radio Systems

CROCKET TX          3537     WNXT312    12      25      30    .25     $2/.30
Eastex communications

HUNTSVILLE TX       1031     KNIA947    12      25/5     0    .15     $2/.30
Motorola, Inc.

JASPER TX           1F1A     WNNR309    12      25/5     0    .15     $2/.30
Motorola, Inc.

LIVINGSTON TX       1907     WNGC429    12      25       0    .15     $2/.30
Eastex Communications

LOUISE TX           120A     WNAC639    13      30      30    .30     $5/.30
Motorola, Inc.

PLUM GROVE TX       183F     WNPQ808    12      25       0    .15     $2/.30
Motorola, Inc.

VIDOR TX            152B                12      25/5     0    .15     $5/.30
A & W Data Comm.             WNAY630
Glenda Guillory              WNPQ784

NOTES:
------
1. Interconnect fee includes Dispatch on primary system. Pass thru charge on primary (not to exceed $10.00) should be indicated on User Agreement.
2.  Show HARK charge as separate line on User Agreement.
3.  Subfleet $1.00 per subfleet per unit ($3.00 max).
4.  Private Conversation $1.00 per unit per system ($3.00 max).
5. Hook-up charges; $50 per customer for up to three SMR sites, $100 per customer for four or more sites. $100 reconnect fee if disconnected for non-payment.

ROAMERS
-------
1. Must be primary user on one site to qualify for roamer rate, $1.00 pass thru charges on roamer systems. (applies to interconnect only)
2. Private Fleet (Dispatch) must be primary user on one site. $3.00 per unit per system. Private Fleet (Interconnect) $10.00 per unit per system includes dispatch, $.30 per minute, no free time, no pass thru charges.
3.  If primary on a MESMR, primary rates will also be charged on MO/MCSMR.

                            PRICES EFFECTIVE 5/15/94

                                      DEALER NAME: Champion Comm. Services, Inc.
                                                   -----------------------------
                                       CITY/STATE: Houston, TX
                                                   -----------------------------
                                   AGREEMENT DATE: 9/22/94
                                                   -----------------------------
                                    REVISION DATE:
                                                   -----------------------------

               MOTOROLA AUTHORIZED TWO-WAY RADIO DEALER AGREEMENT

                                  ATTACHMENT C

                       SUPPLEMENTARY TERMS AND CONDITIONS

A.      ORDERS, ACCEPTANCE, CREDIT APPROVAL

Purchase and sale shall occur only by Motorola's acceptance of orders submitted by Dealer. An order may be submitted on the Dealer Product Order Form attached to the Motorola Authorized Two-Way Radio Dealer Agreement as Attachment F. Facsimile, telegraph and verbal orders may also be submitted. Acceptance of an individual order shall only occur when a Motorola invoice is sent to Dealer. Dealer acknowledges and agrees that the invoice is accurate and final unless objected to in writing within ten (10) days of receipt by Dealer.

Acceptance shall be only upon the terms and conditions of the Agreement and the listed Attachments and the Dealer Price Book. The only effect of any terms and conditions in Dealer's purchase orders or elsewhere shall be to request the time and place of delivery (only to the Dealer's location(s) expressly authorized by Paragraph 2(f) of this Agreement) and number of Products to be delivered, but they shall not change, alter or add to these terms and conditions in any way. One of the conditions of acceptance is Dealer's obtaining and maintaining credit approval from Motorola. Dealer shall provide Motorola with financial information and statements as requested by Motorola to obtain and maintain Dealer's credit approval.

B.      CANCELLATION

Dealer may cancel an individual order by giving Motorola notice of such cancellation, which notice must be received by Motorola at least six (6) days prior to the scheduled shipping date of such order. Motorola shall not cancel an individual order when the notice is received by Motorola within five (5) days of the scheduled shipping date of the order. Dealer shall pay a 15% restocking charge as liquidated damages and not as a penalty for each such cancellation.

C.      SHIPPING, DELIVERY, PAYMENT, TITLE AND SECURITY

(1) Shipping and handling charges shall be as set forth in the Dealer Price Book. Such shipping and handling charges are subject to change upon thirty (30) days written notice to Dealer.

(2) Each delivery shall be separately invoiced without regard to other deliveries. Payment for each invoice shall be according to the payment terms set forth in the Dealer Price Book.

(3) Shipping or delivery dates are best estimates only. Motorola reserves the right to make deliveries in installments and this Agreement shall be severable as to such installments. Delivery delay or default of any installment shall not relieve Dealer of its obligation to accept and pay for remaining deliveries. IN NO EVENT SHALL MOTOROLA BE LIABLE FOR INCREASED COSTS. LOSS OF PROFITS OR GOODWILL OR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES DUE TO LATE DELIVERY OR NONDELIVERY OF PRODUCTS.

(4) Title to Products sold and risk of loss shall pass to Dealer at the shipping point. Dealer grants to Motorola a security interest in and lien upon all of Dealer's now existing or hereinafter acquired inventory of the Products and all of Dealer's accounts, chattel paper, instruments, contract rights, general intangibles, accounts receivable and the proceeds thereof now existing or hereinafter arising out of Dealer's sale or other disposition of the Products. Dealer agrees to cooperate in whatever manner necessary to assist Motorola in perfecting and recording such security interest and lien by completing the UCC-1 form attached to the Agreement as Attachment G (or any similar form as may be applicable) and such other security as Motorola may from time to time request, all such security interests and liens to become part of the Agreement.

D.      WARRANTY/WARRANTY DISCLAIMER

Motorola warrants the Products in accordance with a commercial or limited warranty, as applicable, and makes no representation or warranty of any other kind. The applicable warranty is extended by Motorola not to Dealer but to the original purchaser of the Products from Dealer and is not assignable or transferable to subsequent purchasers. Dealer will provide the original purchaser with the applicable Motorola Product warranty and, if applicable, a software license and software warranty (see paragraph E, below) prior to the sale of the Products. Dealer shall not issue any warranties, guarantees or licenses with respect to the Products which purport to obligate Motorola to any person or entity other than the aforesaid applicable warranties or license furnished for the Products by Motorola. Such warranties may be changed from time to time by Motorola on thirty (30) days prior written notice to Dealer. MOTOROLA DOES NOT EXTEND ANY WARRANTY TO DEALER, AND ALL WARRANTIES EXPRESS OR IMPLIED ARE SPECIFICALLY EXCLUDED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

If any Motorola Product furnished hereunder is initially defective, i.e., defective at the time of delivery to Dealer, Dealer's sole remedy shall be to return the product to Motorola for replacement or repair at Motorola's sole discretion. All returns must be returned in the original container and packing with all accessories and instructions. The foregoing constitutes Dealer's sole remedy with respect to initially defective Motorola Products; Dealer shall have no right to reject all or any part of any shipment of Motorola Products furnished hereunder because of any or all of such Motorola Products which may be initially defective.

E.      SOFTWARE LICENSE AND SOFTWARE WARRANTY/WARRANTY DISCLAIMER

A separate Motorola Software license and Software Warranty may apply to certain Products and individual items of software. When Dealer is advised by Motorola that a Motorola Software License and Software Warranty apply to Products containing Motorola Software that are purchased from Motorola for resale, or relicensing, as the case may be, Motorola will advise Dealer of the procedures that must be taken in connection with the sale and/or licensing of such Products and/or Motorola Software such as a requirement that Dealer and Dealer's customers sign an applicable Motorola Software License prior to delivery of the Products and Motorola Software. MOTOROLA DOES NOT EXTEND ANY SOFTWARE WARRANTY TO DEALER, AND ALL WARRANTIES EXPRESS OR IMPLIED ARE SPECIFICALLY EXCLUDED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

F.      PATENT, COPYRIGHT AND TRADEMARKS

(1) INDEMNIFICATION. Motorola agrees to defend, at its expense, any suits against Dealer or its customer based upon a claim that any Motorola-manufactured Products furnished hereunder directly infringe a U.S. patent or copyright and to pay costs and damages finally awarded in any such suit, provided that Motorola is notified promptly in writing of the suit and, at Motorola's request and at its expense, is given control of said suit and all requested assistance for defense of same. If the use or sale of any such Product(s) furnished hereunder is enjoined as a result of such suit, Motorola, at its option and at no expense to Dealer, shall obtain for Dealer and its customers the right to use or sell such Product(s), or shall substitute an equivalent Product reasonably acceptable to Dealer and shall extend this indemnity thereto, or shall accept the return of such Product(s) and reimburse Dealer the purchase price therefor less a reasonable charge for reasonable wear and tear. This indemnity does not extend to any suit based upon any infringement or alleged infringement of any patent or copyright by the combination of any such Product(s) furnished hereunder with other elements nor does it extend to any such Product(s) of Dealer's or its customer's design or formula. The foregoing states the entire liability of Motorola for patent or copyright infringement. IN NO EVENT SHALL MOTOROLA BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING FORM INFRINGEMENT OR ALLEGED INFRINGEMENT OF PATENTS OR COPYRIGHTS.

                                           (See other side for additional terms)

(2) COPYRIGHTS AND MASK WORKS. Laws in the United States and other countries preserve for Motorola certain exclusive rights in the Motorola Software, mask works and other works of authorship furnished hereunder, including, without limitation, the exclusive right to prepare works derived from same, reproduce same in copies and distribute copies of same. Such Motorola Software, mask works and other works of authorship may be used in and redistributed only with the Products associated with same. No other use, including, without limitation, reproduction, modification or disassembly of such Motorola Software, mask works or other works of authorship or exercise of exclusive rights in same, is permitted.

(3) REVERSE ENGINEERING. Dealer acknowledges Motorola's claim that the Motorola Software and Products furnished hereunder contain valuable trade secrets of Motorola and therefore agrees that it will not translate, reverse engineer, de-compile or disassemble or make any other unauthorized use of such Motorola Software and Products. Since unauthorized use of such Motorola Software and Products will greatly diminish the value of such trade secrets and cause irreparable harm to Motorola, Dealer agrees that Motorola, in addition to any other remedies it may have, shall be entitled to equitable relief to protect such trade secrets, including, without limitation, temporary and permanent injunctive relief without the proving of damage by Motorola.

(4)     TRADEMARK AND PROPRIETARY MARKS.

(a) The Products shipped under the terms and conditions of this Agreement will carry Motorola's trademark and proprietary marks or such other logo or proprietary marks as Motorola may expressly agree to in writing prior to any use of such other logo or mark.

(b) Dealer hereby acknowledges the validity of the trademark "MOTOROLA" and the Motorola Authorized Two-Way Radio Dealer trademark as well as all other proprietary marks which are affixed to the Products and agrees that the aforesaid trademarks and proprietary marks are and shall remain the property of Motorola.

(c) Dealer shall not do anything to infringe upon, harm, or contest the validity of the aforesaid trademarks or other proprietary marks of Motorola.

(d) Dealer may use the Motorola Authorized Two-Way Radio Dealer trademark in connection with the promotion or sale of the Products and state that the Products are manufactured by Motorola. Except as Motorola may otherwise specifically provide, such promotion shall be at Dealer's sole cost and expense.

(e) Dealer agrees that it shall not use the trademark "MOTOROLA" or the Motorola Authorized Two-Way Radio Dealer trademark as part of the name under which it conducts business.

(f) Permission to display the word "MOTOROLA", or any other proprietary word or symbol owned by Motorola or its affiliates, is only as stated above and it is expressly understood that nothing herein shall grant to Dealer any right, title or interest in the word "MOTOROLA" (either alone or in association with other words, names or symbols), or in the corporate name of Motorola, or any part thereof or in any other trademark or trade name adopted by Motorola, or its affiliates.

(g) In order that Motorola may protect its trademarks, trade names, corporate slogans, goodwill and product designations, Dealer shall not use any such marks, names, slogans, or designations in any advertising copy, promotional material, signs or other written or printed material except in a form specifically approved in writing by Motorola.

(h) If, as set forth in this subparagraph F.(4), any such mark is used in signs, advertising or in any other manner by Dealer, Dealer will, upon termination or expiration of this Agreement, immediately discontinue all such use or display.

(5) LICENSE DISCLAIMER. Except for the right to use the Motorola Software and Products for the purposes provided herein which arise by operation of law, and except as expressly provided in the Agreement, nothing contained in the Agreement shall be deemed to grant to Dealer or its customers either directly or by implication, estoppel or otherwise, any license or right under any patents, copyrights, trademarks or trade secrets of Motorola or any third party.

G.      TAXES AND INSURANCE

(1) Dealer shall pay all license fees, sales, use, service use, occupation, retailer's occupation, service occupation, personal property and excise taxes and any other fees, assessments or taxes which may be assessed or levied by any national, state or local government and any departments and subdivision thereof, as a result of the performance of the Agreement or against any of the Products ordered by the Dealer.

(2) Dealer shall provide and maintain at its own expense the following insurance against liability arising in any way out of the Agreement and any other insurance coverages which may deemed necessary by Motorola; (a) General Public Liability insurance with a combined single limit of $1,000,000; (b) Worker's Compensation and Employers Liability insurance sufficient and proper under the laws of the state wherein the responsibilities are to be performed to protect Motorola against claims under the compensation laws of said state; (c) Automobile Public Liability insurance covering all vehicles used in connection with the Agreement with a combined single limit of $1,000,000; (d) fire, theft and extended coverage with respect to the Products in an amount no less than the replacement value of such Products. All insurance policies shall be in companies satisfactory to Motorola, name Motorola as an additional named insured, and contain a waiver of subrogation clause whereby the insurer waives all rights of subrogation it may have under such policies as related to Motorola. Each insurance policy will contain a clause requiring the insurer to give Motorola at least thirty (30) days prior written notice of any alteration in the terms of such policy or the cancellation thereof. Dealer will promptly provide Motorola with written notice thereof and make available to Motorola all information and documentation relating thereto.

(3) Except for the amount, if any, of federal, state, or local taxes stated in the Dealer Price Book or otherwise set forth in the Agreement, the prices set forth in the Agreement are exclusive of any amount for federal, state, or local excise, sales, use, property, retailers' occupation or similar taxes. If any such excluded taxes are determined to be applicable to any transaction related to the Agreement, or if Motorola is required to pay or bear the burden of such taxes, the prices set forth herein shall be increased by the amount of such taxes and any such interest or penalty thereon, and Dealer shall pay to Motorola the full amount of any such increase no later than ten (10) days after receipt of an invoice for such taxes, or Dealer may provide Motorola an executed resale exemption certificate as required by state tax authorities to establish Dealer's tax-exempt status as a reseller under the Agreement.

H.      EXCUSABLE DELAYS

Motorola shall not be liable for any delay or failure to perform due to any cause beyond its reasonable control. Causes include but are not limited to strikes, acts of God, acts of the Dealer, interruptions of transportation or inability to obtain necessary labor, materials or facilities, or default of any supplier or because Motorola's volume of orders at any time renders deliveries impractical in the ordinary course of business. The delivery schedule shall be considered extended by a period of time equal to the time lost because of an excusable delay. In the event Motorola is unable to wholly or partially perform because of any cause beyond its reasonable control, Motorola may terminate any order without liability to Dealer or its customers.

I.      FCC AND OTHER GOVERNMENT MATTERS

The end user of a Product is solely responsible for obtaining any licenses or other authorizations required by the Federal Communications Commission ("FCC") or any other federal, state or local governmental agency. The end user is solely responsible for complying with applicable FCC rules and regulations and the applicable rules and regulations of any other federal, state or local governmental agency. Neither Motorola nor any of its employees is an agent of Dealer or the end user in FCC or other governmental matters. Motorola, however, may assist in preparation of an FCC license application at no charge to the end user. Motorola shall establish Dealer's obligations in connection with any such FCC or other governmental licensing assistance required for end users.

J.      COMPLIANCE WITH LAW

Dealer shall at all times conduct its efforts under the Agreement in strict accordance with all applicable federal, state and local laws, rules and regulations and with the highest commercial standards. Dealer agrees to promptly comply with any notices received from Motorola regarding compliance with or remedial efforts which Motorola, in its sole discretion, deems are necessary that relate to any such law, rule or regulation including, but not limited to, such laws, rules and regulations regarding warranty, consumer protection and product safety for Motorola products and services.

         Paging Product Sales to the United States Government Amendment
                                     to the
        Motorola Authorized Two-Way Radio Dealer Agreement ("Agreement")
                                    between

                          Motorola, Inc. ("Motorola")

                                      and

                     CHAMPION COMMUNICATIONS SERVICES INC.
                  --------------------------------------------
                                   ('Dealer')

        Effective the Motorola Signature Date shown below, Motorola and Dealer agree to amend the Agreement as follows:

A. The second full paragraph of Section 6 of the Agreement which begins, "Sales to the U.S. Government" is replaced in its entirety with the following:

        "Sales to the U.S. Government. For purposes of this paragraph, the Nucleus paging products in Section 2.0 of the Dealer Price Book and the Motorola paging products listed in sections 2.7, 4.0, and 4.1 of the Dealer Price Book constitute the "Paging Products." In the event the dealer elects to sell Paging Products to the United States Government or any of its departments, agencies or subdivisions ("U.S. Government"), Dealer does so solely at its own option and risk and agrees not to obligate Motorola as a subcontractor or otherwise to the U.S. Government. Dealer remains solely and exclusively responsible for compliance with all statutes, regulations, and clauses governing sales to the U.S. Government. Motorola makes no representations, certifications, or warranties whatsoever with respect to the ability of its goods, services, or prices to satisfy any such statutes, regulations, or clauses.

        Except for the Paging Products, any direct or indirect distribution, transshipment and/or sale of Products by Dealer to the United States Government or any of its departments, agencies or subdivisions is prohibited."

        Except as amended by the foregoing, the Agreement remains in effect in accordance with all its existing terms, conditions and amounts.

        MOTOROLA, INC.                                  DEALER


By: K. E. NOTTER JR.                         By:
    -------------------------                    ------------------------
     (Authorized Signature)                       (Authorized Signature)

    K. E. Notter Jr.
    -------------------------                    ------------------------
         Print Name                                   Print Name

     Senior Vice President
    -------------------------                    ------------------------
         Print Title                                  Print Title

            1-10-96
    -------------------------                    ------------------------
         Signature Date                               Signature Date

                                   AMENDMENT
                                       to
        MOTOROLA AUTHORIZED TWO-WAY RADIO DEALER AGREEMENT ("AGREEMENT")
                                    between
                          MOTOROLA, INC. ("Motorola")
                                      and
                Champion Communication Services Inc. ("Dealer")



        Effective the Motorola Signature Date shown below, Motorola and Dealer agree to amend the Agreements as follows:

        A. Section 7 of the Agreement is entitled "Sales Performance". The third paragraph of subparagraph (b) of Section 7 which begins "Due to such things as the ........" and ends "........catalog sales or similar activities,"
is replaced in its entirety with the following:

        "Due to such things as the importance of customer contact in connection with the sales of the Products, Dealer shall not promote, advertise, or sell the Products outside of Dealer's Area through mail order, phone bank solicitation, catalogue sales, or similar activities. "Similar activities" include but are not limited to the promotion, advertisement, or sale of the Products through use of any type of on-line computer service (e.g., world Wide Web, Internet, etc.).

        Except as amended by the foregoing, the Agreement remains in effect in accordance with all its existing terms, conditions and amounts.

           MOTOROLA, INC.                               DEALER

By:                                            By:     Kenneth E. Notter Jr.
    ----------------------------                   ----------------------------
      (Authorized Signature)                          (Authorized Signature)

                                                      Kenneth E. Notter Jr.
--------------------------------                   ----------------------------
          Print Name                                        Print Name

                                                            Senior V.P.
--------------------------------                   ----------------------------
          Print Title                                       Print Title

                                                              2-13-96
--------------------------------                   ----------------------------
        Signature Date                                     Signature Date

              Per Unit Administrative Processing Charge Amendment
                                       to
       Motorola Authorized Two-Way Radio Dealer Agreement ("Agreement")
                                    between
                         Motorola, Inc. ("Motorola")
                                      and
                      Champion Communication Services ("Dealer")
                      -------------------------------
                            The Woodlands, TX         ("City, State")
                      -------------------------------

        Effective Motorola execution date shown below, Dealer and Motorola agree that the following new sections are added to the end of the Agreement:

" AA. Per Unit Administrative Processing Charge
      -----------------------------------------

        Among other things, the Agreement provides that Dealer will limit its distribution of the Products purchased under the Agreement to direct sale by Dealer to customers at retail for end use as limited by the terms and conditions of the Agreement, and that Dealer's defined role in Motorola's distribution system is necessary in order to encourage Motorola, Dealer and Motorola's other dealers, distributors and resellers to make the distribution efforts necessary to expand Motorola's distribution of Products and to provide the highest levels of customer satisfaction.

        Dealer and Motorola agree that Motorola shall incur serious damages if Dealer's sale of any Products unit fails to comply with the aforementioned provisions of the Agreement and, further, that the amount of those damages are uncertain and difficult of estimation because such damages include by way of illustration but not limitation, Motorola undertaking a variety of record keeping, administrative and operational activities and the costs and expenses related thereto for each such breach of the Agreement by Dealer.

        In addition to Motorola's other rights and remedies under the Agreement, at law or in equity, to compensate Motorola for such damages, Motorola and Dealer agree that for each such Products unit sale, as stipulated damages and not as a penalty, on a per Products unit involved in the transaction basis, the stipulated sum shall be a Per Unit Administrative Processing Charge which shall consist of the difference between Motorola's Suggested List Price and the Dealer purchase price listed in the then current Dealer Price Book for each Products unit involved in each such non-compliant sale ("Per Unit Administrative Processing Charge"). To assist in the identification of each Dealer Products unit subject to the Per Unit Administrative Processing Charge, Dealer shall give to Motorola full cooperation and access to all of Dealer's books, contracts and records related in any way to Dealer's sale of Products units, and to furnish to Motorola all other information with respect to its affairs, as deemed necessary by Motorola, to identify each such Products unit.

        Motorola shall invoice Dealer for each Per Unit Administrative Processing Charge. Payment for each such invoice shall be due upon Dealer's receipt of invoice. In the event Dealer fails to pay an outstanding Per Unit Administrative Processing Charge invoice within thirty (30) days of the date such payment is due, in addition to Motorola's other rights and remedies under the Agreement, at law or in equity, Motorola may withhold any further processing of any Dealer order for Products until such payment is made.

BB. Marketing Reporting Delinquency Order Hold
    -----------------------------------------

        In the event Dealer fails to provide Motorola any marketing report called for by this Agreement and Dealer fails to cure such failure within fifteen (15) days of notice of such failure from Motorola then, in addition to Motorola's other rights and remedies under the Agreement, at law or in equity, Motorola may withhold any further processing of any Dealer order for Products until each such report is provided to Motorola as required by the Agreement."

Except as specifically amended above, the Agreement remains in full force and effect in accordance with its terms and conditions.

MOTOROLA, INC.:                            RESELLER:

By:  /s/ LEO ZIMINSKY                      By:  /s/ KEN NOTTER
    --------------------------------           ----------------------------
Print Name: Leo Ziminsky                  Print Name: Ken Notter
            ------------------------                  ---------------------
Title: VP, Division General Manager,      Print Tilte: Sr. V.P.
       RPAG - US & Canada                              --------------------

Motorola Execution Date: Sep 30 1996        Reseller Execution Date: 9-23-96
                         -----------                                 -------